Exhibit 10.33

AMENDMENT AND NOVATION AGREEMENT

TO STOCK OPTION GRANT AGREEMENT

This amendment and novation agreement (this “Agreement”) is made and entered into on 7th May 2015 by and among Navig8 Crude Tankers Inc (the “Company”), General Maritime Corporation (to be renamed Gener8 Maritime, Inc.) (“Gener8”) and L. Spencer Wells (the “Grantee”) (each a “Party”, and together the “Parties”).

WHEREAS, on February 24, 2015, the Company, Gener8, Gener8 Maritime Acquisition, Inc. (“Merger Sub”), and each of the equityholders’ representatives named therein entered into that certain Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which it is intended that Merger Sub will merge with and into the Company with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Gener8, and that upon consummation of the transactions contemplated by the Merger Agreement (the “Merger”), Gener8 will change its name to Gener8 Maritime, Inc.

WHEREAS, the Merger is intended to be consummated on 7 May 2015 by the filing with the Registrar of Corporations of the Republic of the Marshall Islands, articles of merger executed in accordance with the relevant provisions of the Business Corporations Act, as amended, of the Marshall Islands.

WHEREAS, pursuant to Section 3.1(b) of the Merger Agreement the Company and the Grantee wish to enter into an amendment and novation of the Stock Option Grant Agreement dated as of 8th July 2014 by and between the Company and the Grantee (the “Option Grant”) to make certain amendments to the Option Grant to reflect the Merger and so that Gener8 shall be a party to the Option Grant (as amended and novated by this Agreement) and shall be entitled to all rights, must perform all obligations and be bound by the terms thereof.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend and novate the Option Grant as follows:

1.                                      Amendment

Upon the consummation of the Merger (the “Effective Time”), the Option Grant shall be amended (and save where the context otherwise requires, any reference to the Option Grant in the remainder of this Agreement and elsewhere shall be read and construed as reference to the Option Grant as amended and novated by this Agreement) such that:

a.              Any reference in the Option Grant and this Agreement to “Stock Options” shall, as of the Effective Time, cease to represent an option to acquire shares of the Company’s common stock, par value $0.01 (the “Company Common Stock”) and shall be converted, as of the Effective Time, into an option to acquire that number of shares of Gener8’s common stock (“Parent Common Stock”) equal to the product obtained by multiplying (i) the number of shares of Company Common Stock subject to the Option Grant immediately prior to the Effective Time by (ii) the Exchange Ratio, at an exercise price per share equal to the quotient obtained by dividing (A) the per share exercise price specified in the Option Grant immediately prior to the Effective Time by (B) the Exchange Ratio; provided, however, that the exercise price and the number of shares of Parent Common Stock purchasable pursuant to the Option Grant will be determined in a manner consistent with the requirements of Section 409A of the Code. The terms “Exchange Ratio” and “Code” as used herein shall have the meanings set forth in the Merger Agreement.

b.              Notwithstanding anything to the contrary set forth in the Option Grant or as a result of the consummation of the Merger and any changes in the Grantee’s position on the board of directors in connection therewith, the Stock Options, subject to the terms and conditions of the Option Grant as amended and novated in this Agreement, shall immediately vest and shall be exercisable by the Grantee at any time on or prior to July 8, 2017.

2.                                      Novation

With immediate effect from the Effective Time, Gener8 shall be a party to the Option Grant (as amended and novated by this Agreement) and shall be entitled to all rights, must perform all obligations and be bound by the terms thereof.

3.                                      Accredited Investor

The Grantee (a) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits, risks and suitability of the Option Grant and this Agreement, (b) has a full understanding of all of the terms, conditions and risks and willingly assumes those terms, conditions and risks in relation to the Option Grant and this Agreement, and (c) qualifies as an “accredited investor” under Rule 501(a)(5) or (6) under the Securities Act of 1933, as amended.

4.                                      Governing Law

This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to principles and provisions thereof relating to conflict or choice of laws.

5.                                      Counterparts

This Agreement may be executed in counterparts, each of which shall constitute an original but all of which taken together shall constitute a single contract.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their authorised representatives on the day and year first above written

Signed by Daniel Chu, Secretary	)
For and on behalf of	)
NAVIG8 CRUDE TANKERS INC	)	/s/ Daniel Chu

Signed by	)
L. SPENCER WELLS	)

Signed by	)
For and on behalf of	)
GENER8 MARITIME, INC.	)

[Signature Page to Option Grant Amendment]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their authorised representatives on the day and year first above written

Signed by	)
For and on behalf of	)
NAVIG8 CRUDE TANKERS INC	)

/s/ L. Spencer Wells
Signed by	)
L. SPENCER WELLS	)

Signed by	)
For and on behalf of	)
GENER8 MARITIME, INC.	)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their authorised representatives on the day and year first above written

Signed by	)
For and on behalf of	)
NAVIG8 CRUDE TANKERS INC	)

Signed by	)
L. SPENCER WELLS	)

Signed by	)
For and on behalf of	)
GENERAL MARITIME CORPORATION	)	/s/ Leonidas J. Vrondissis

[Signature Page to Option Grant Amendment]